UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 26, 2001


                          WEINGARTEN REALTY INVESTORS
                           ---------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



                                     1-9876
                            ------------------------
                            (Commission File Number)




                        Texas                                    74-1464203
      ------------------------------------------             ----------------
           (State or other jurisdiction of                   (I.R.S. Employer
           incorporation or organization)                   Identification No.)

       2600 Citadel Plaza Drive, Suite 300, Houston, Texas          77008
------=---------------------------------------------------    ----------------
          (Address of principal executive offices)               (Zip Code)




       Registrant's telephone number, including area code: (713) 866-6000
                                                           --------------




                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM  5.     OTHER  EVENTS.

     Weingarten Realty Investors is filing herewith a press release issued by it on October 25, 2001 as Exhibit 99.1 which is included herein. This press release was issued to report its third quarter earnings.

On March 23, 2001, Weingarten Realty Investors filed a Registration Statement on Form S-3 (Registration No. 333-57508). Weingarten is filing herewith a revised
Exhibit 12.1, Ratio of earnings to combine fixed charges and preferred share dividends, thereto.


ITEM  7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits

     The  following  exhibits  are  filed  with  this  report:

          12.1 Ratio of earnings to combined fixed charges and preferred share dividends

          99.1 Press Release issued by Weingarten Realty Investors on October 25, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October  26,  2001
                                               WEINGARTEN  REALTY  INVESTORS



                                               By:     /s/     Joe  D.  Shafer
                                                   -----------------------
                                                      Joe  D.  Shafer
                                                    Vice  President/Controller

                                INDEX TO EXHIBITS

12.1 Ratio of earnings to combined fixed charges and preferred share dividends

99.1     Press  Release  issued  by  Weingarten  Realty Investors on October 25,
         2001.